UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August 23, 2024

IRIS ACQUISITION CORP

(Exact name of registrant as specified in its charter)

Delaware	001-40167	85-3901431
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3rd Floor Zephyr House

122 Mary Street, George Town

PO Box 10085

Grand Cayman KY1-1001, Cayman Islands

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 971 43966949

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one share of Class A Common Stock and one-fourth of one Redeemable Warrant	IRAAU	The Nasdaq Stock Market LLC

Class A Common Stock, par value $0.0001 per share	IRAA	The Nasdaq Stock Market LLC

Warrants, each exercisable for one share of Class A Common Stock $11.50 per share	IRAAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On August 23, 2024, the Company’s board of directors (the “Board”) cancelled its previously announced special meeting of stockholders, which was scheduled for 10:00 a.m. (Eastern Time) on August 29, 2024 (the “Special Meeting”), as further described in its definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission (the “SEC”) on August 9, 2024.

The Company intends to call a new special meeting of stockholders (the “Rescheduled Special Meeting”) at which it plans to seek stockholder approval for the transactions contemplated by the business combination agreement and related matters.

Once set by the Board, the Company will announce the new record date and meeting date for the Rescheduled Special Meeting by filing with the SEC and delivering to stockholders an updated proxy statement on Schedule 14A.

Forward Looking Statements

Certain information contained in this report consists of forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks, uncertainties and assumptions that are difficult to predict. Words such as “will,” “would,” “may,” “intends,” “anticipates,” “potential,” and similar expressions, or the use of future tense, identify forward-looking statements, but their absence does not mean that a statement is not forward-looking. Such forward-looking statements are not guarantees of performance and actual actions or events could differ materially from those contained in such statements. For example, there can be no assurance that the Company can successfully hold the New Special Meeting. The forward-looking statements contained in this report speak only as of the date of this report and the Company undertakes no obligation to publicly update any forward-looking statements to reflect changes in information, events or circumstances after the date of this report, unless required by law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRIS ACQUISITION CORP
Dated: August 23, 2024

	By:	/s/ Sumit Mehta
Name: Sumit Mehta
Title: Chief Executive Officer